TCW/DW TERM TRUST 2000         Two World Trade Center, New York, New York 10048
LETTER TO THE SHAREHOLDERS March 31, 2000

DEAR SHAREHOLDER:

For the 6-month period ended March 31, 2000, the net asset value of TCW/DW Term Trust 2000 increased from $9.82 to $9.84 per share. Based on this change and the reinvestment of dividends totaling approximately $0.22 per share, the Trust's total return for the period was 2.50 percent. Over the same period, the Trust's market price on the New York Stock Exchange (NYSE) increased from $9.375 to $9.563 per share. Based on this change and the reinvestment of dividends, the Trust's total return for the period was 4.33 percent.

MARKET OVERVIEW

Strong cross-currents buffeted the fixed-income markets over the six-month period. A Treasury buyback plan provided strong support for the long bond, which eventually trickled down to the intermediate-term issues. Against this backdrop, the U.S. economy remained incredibly resilient in spite of soaring energy costs and higher interest rates, a matter of great concern to the fixed-income markets. Even though the Federal Reserve Board raised interest rates five times since last June, the economy has shown few signs of slowing. Capital spending, construction activity and consumer spending remain high, and the manufacturing sector is growing out of strong demand for U.S. goods. The equity market has exhibited extreme volatility in response to both strong economic growth and higher interest rates. Many analysts believe that the Fed may take a more aggressive stance, a belief supported by the minutes of the Federal Open Market Committee's February meeting, which revealed the preference of a few committee members for incremental rate increases of 50 basis points rather than 25. Some analysts are already predicting additional rate hikes by the end of this year, with at least a quarter-point rise in May considered a near certainty. The end result of all these factors has been a compromise of sorts, with U.S. Treasuries rallying impressively while yields on mortgages, corporates and high-yield bonds remain unchanged or higher.

TCW/DW TERM TRUST 2000
LETTER TO THE SHAREHOLDERS March 31, 2000, continued

Mortgage-sector performance was led by the Government National Mortgage Association (GNMA) subsector. Much of the return advantage of the GNMA sector during this period was attributed to its superior credit quality, an issue that came to the forefront of the market's focus as the result of concerns about changes in the federal regulations of agency debt. Treasury Under Secretary Gary Gensler's comments concerning the expanding role of government-sponsored enterprises (GSEs) in the capital markets caused the price spreads between GNMA and FNMA 6.0% pass-throughs to expand by approximately three quarters of a point.


THE PORTFOLIO

Approximately 39 percent of the Trust's portfolio is invested in mortgage pass-through securities issued by agencies of the U.S. government or AAA-rated collateralized mortgage obligations (CMOs) with durations, average lives or expected maturity dates that correspond closely to the Trust's termination date of December 31, 2000. An additional 5 percent is invested in inverse floating rate CMOs issued by U.S. government agencies. Inverse floaters have coupons that reset by a multiple in a direction opposite that of a specified index. Approximately 14 percent of the portfolio is invested in AAA-rated Asset Backed Securities (ABSs). The remaining 42 percent of the portfolio is invested in cash, U.S. agency debenture and short-term investments. The municipal bond holdings were sold out of the portfolio in January as the Trust no longer needs to retain tax-exempt income on investments in municipal bonds, and other investments offered more attractive yields.


LOOKING AHEAD

According to TCW Investment Management Company (TCW), the Trust's adviser, the four basic determinants of value in mortgage-backed securities (MBSs), namely absolute yield, spread versus Treasuries, prepayment risk and supply, have recently converged to make mortgages substantially more attractive now than they have been at any other time in the past decade. The yields and spreads of MBSs are at historic highs, with current-coupon mortgages yielding close to
8.00 percent and priced at almost 200 basis points over Treasuries. TCW believes that the supply outlook for the MBS sector is currently very positive. The issuance of new 30-year fixed-rate agency pass-throughs is down more than 45 percent because mortgage rates have climbed to a five-year high. Home borrowers have gravitated toward adjustable rate mortgages (ARMs) to the degree that 35 percent of total origination now consists of ARMs.

Not surprisingly, many dealers are now recommending that investors take advantage of the market's current weakness by adding to their mortgage positions, and TCW supports this recommendation.

TCW/DW TERM TRUST 2000
LETTER TO THE SHAREHOLDERS March 31, 2000, continued

Nonetheless, the market's heightened sensitivity to Treasury supply is unlikely to be alleviated any time soon. Treasury revenue is expected to surge over the next several months because of tax receipts, which may cause the pace of Treasury buybacks to accelerate. The lack of Treasury bond issuance, combined with the buyback program, is likely to maintain pressure on the yield curve to stay inverted. These factors will keep mortgage spreads vulnerable to further widening. Nonetheless, TCW's current outlook on the mortgage sector is positive.

The Trust's net asset value and NYSE market values will continue to fluctuate in response to changes in market conditions and interest rates. As stated in the Trust's original prospectus, the Trust's income and dividends are expected to decline over the term of the Trust and as the Trust approaches its termination date.

We would like to remind you that the Trustees have approved a procedure whereby the Trust may attempt, when appropriate, to reduce or eliminate a market value discount from net asset value by repurchasing shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the period under review, the Trust purchased 23,600 shares of common stock at a weighted average market discount of 3.05 percent.

We appreciate your ongoing support of TCW/DW Term Trust 2000 and look forward to continuing to serve your investment needs.


Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                 /s/ MITCHELL M. MERIN
--------------------------                 ---------------------
CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President

TCW/DW TERM TRUST 2000
RESULTS OF ANNUAL MEETING (UNAUDITED)

                                     * * *

On December 21, 1999, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:



(1) Election of Trustees:
    Michael Bozic
    For ................... 33,293,235
    Withheld ..............    999,082

    Charles A. Fiumefreddo
    For ................... 33,298,253
    Withheld ..............    994,064

The following Trustees were not standing for reelection at this meeting: Edwin
J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

(2) Ratification of the selection of PricewaterhouseCoopers LLP as Independent
    Accountants:

    For .................   32,582,109
    Against .............    1,074,520
    Abstain .............      635,688

In addition, a shareholder proposal to amend the Trust's Declaration of Trust to require each Trustee, within thirty days of election, to become a shareholder of the Trust failed to obtain the necessary quorum of a majority of shares outstanding and entitled to vote at the meeting. Although a quorum was not obtained, the following represents the total of the shares whose votes were returned to the Trust prior to the meeting: 5,019,198 shares voted in favor of the proposal; 13,799,100 shares voted against the proposal; and 1,396,043 shares abstained.

TCW/DW TERM TRUST 2000
PORTFOLIO OF INVESTMENTS March 31, 2000 (unaudited)


 PRINCIPAL
 AMOUNT IN                                                                              COUPON         MATURITY
 THOUSANDS                                                                               RATE            DATE         VALUE
-------------------------------------------------------------------------------------------------------------------------------
            COLLATERALIZED MORTGAGE OBLIGATIONS (27.9%)
            U.S. GOVERNMENT AGENCIES (18.1%)
  $ 4,274   Federal Home Loan Mortgage Corp. 1604 JD ..................................  4.222+%       11/15/08   $  4,073,856
    6,026   Federal Home Loan Mortgage Corp. 1609 LG (PAC) ............................  4.197+        11/15/23      4,535,673
    3,454   Federal Home Loan Mortgage Corp. 1635 IB (PAC) ............................  3.310+        12/15/08      3,316,468
    7,243   Federal Home Loan Mortgage Corp. 1661 SB ..................................  7.146+        01/15/09      6,611,897
    2,098   Federal Home Loan Mortgage Corp. 1671 MB (PAC) ............................  7.481+        02/15/24      1,703,898
    1,568   Federal Home Loan Mortgage Corp. 1680 EA (PAC) ............................  6.50          02/15/24      1,521,711
   34,000   Federal Home Loan Mortgage Corp. 2059 PA (PAC) ............................  6.00          03/15/17     33,400,305
    3,824   Federal National Mortgage Assoc. 1993-188 N (PAC) .........................  6.00          10/25/08      3,653,532
      521   Federal National Mortgage Assoc. 1993-225 SU (PAC) ........................  6.234+        12/25/23        466,290
   19,953   Federal National Mortgage Assoc. 1994-93 PE (PAC) .........................  7.25          03/25/18     19,903,848
      506   Federal National Mortgage Assoc. 1993-35 SB (PAC) .........................  8.749+        11/25/23        516,404
                                                                                                                  ------------
            TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $82,117,190) .....................................      79,703,882
                                                                                                                  ------------
            PRIVATE ISSUES (9.8%)
   17,028   CMC Securities Corp. III 1994-A6 (PAC) ....................................  6.75          02/25/24     16,846,992
   14,400   CountryWide Funding Corp. 1993-10 A3 (PAC) ................................  6.75          01/25/24     14,238,000
   12,311   General Electric Capital Mortgage Services, Inc. 1994-1 A5 (TAC) ..........  6.50          01/25/24     11,984,894
      100   Norwest Asset Securities Corp. 1997-6 A1 (PAC) ............................  7.50          05/25/27         99,613
                                                                                                                  ------------
            TOTAL PRIVATE ISSUES (Identified Cost $43,950,515) ...............................................      43,169,499
                                                                                                                  ------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
            (Identified Cost $126,067,705) ...................................................................     122,873,381
                                                                                                                  ------------
            ASSET-BACKED SECURITIES (13.9%)
   12,000   American Express Master Trust 1993-1 A ....................................  5.375         07/15/01     11,921,256
   11,852   Americredit Auto Rec Trust 1999-D A1 ......................................  6.41          02/05/02     11,811,674
   22,975   Empire Funding Home Loan 1997-4 A3 ........................................  7.11          07/25/14     22,856,541
   15,000   IKON 1999-2 A2 ............................................................  6.31          05/15/01     14,962,500
                                                                                                                  ------------
            TOTAL ASSET-BACKED SECURITIES
            (Identified Cost $61,883,505) ....................................................................      61,551,971
                                                                                                                  ------------
            U.S. GOVERNMENT AGENCY (18.1%)
   80,000   Federal Home Loan Banks (Identified Cost $79,774,000) .....................  5.965         12/01/00     79,693,600
                                                                                                                  ------------
            U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES (15.7%)
    6,582   Federal Home Loan Mortgage Corp. PC Gold ..................................  6.00          02/01/09      6,310,961
   25,332   Federal Home Loan Mortgage Corp. PC Gold ..................................  7.00         08/01/01-
                                                                                                       11/01/01     25,250,069
   33,221   Federal National Mortgage Assoc. ..........................................  6.00         11/01/00-
                                                                                                       08/01/01     32,891,437
    4,647   Government National Mortgage Assoc. II ARM ................................  6.375         06/20/25      4,665,345
                                                                                                                  ------------
            TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES
            (Identified Cost $69,794,825) ....................................................................      69,117,812
                                                                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
PORTFOLIO OF INVESTMENTS March 31, 2000 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                    COUPON         MATURITY
 THOUSANDS                                                                     RATE            DATE          VALUE
-------------------------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS (23.8%)
             COMMERCIAL PAPER (a) (22.7%)
             Diversified Financial Services (8.7%)
  $ 8,000    Associates Corp. of North America ............................    5.92 %       11/17/00       $  7,680,707
   22,200    General Electric Capital Corp. ...............................    6.04-        09/15/00-
                                                                               6.26         12/22/00         21,394,978
    9,500    General Electric Capital Services Inc. .......................    6.07         09/15/00-
                                                                                            10/03/00          9,214,607
                                                                                                           ------------
                                                                                                             38,290,292
                                                                                                           ------------
             Finance Companies (3.2%)
   14,250    Ciesco L.P. ..................................................    5.98-        05/05/00-
                                                                               6.00         05/26/00         14,144,964
                                                                                                           ------------
             Foods & Beverages (1.1%)
    5,000    Nestle Capital Corp. .........................................    6.00         08/01/00          4,895,279
                                                                                                           ------------
             Investment Bankers/Brokers/Services (4.9%)
   22,000    Goldman, Sachs & Co. .........................................    6.00-        07/24/00-
                                                                               6.05         08/11/00         21,514,698
                                                                                                           ------------
             Major Chemicals (4.8%)
   21,700    Dupont (E.I.) de Nemours & Co. ...............................    5.85-        04/24/00-
                                                                               6.00         08/16/00         21,282,961
                                                                                                           ------------
             TOTAL COMMERCIAL PAPER
             (Amortized Cost $100,196,461) ...........................................................      100,128,194
                                                                                                           ------------
             REPURCHASE AGREEMENT (1.1%)
    4,854    The Bank of New York (dated 03/31/00; proceeds $4,835,371) (b)
             (Identified Cost $4,853,919) .................................    6.063        04/03/00          4,853,919
                                                                                                           ------------
             TOTAL SHORT-TERM INVESTMENTS
             (Identified Cost $105,050,380) ..........................................................      104,982,113
                                                                                                           ------------
             TOTAL INVESTMENTS (Identified Cost $442,570,415) (c) .......................     99.4%         438,218,877

             OTHER ASSETS IN EXCESS OF LIABILITES .......................................      0.6            2,731,942
                                                                                             -----         ------------
             NET ASSETS .................................................................    100.0%        $440,950,819
                                                                                             =====         ============

---------------
ARM    Adjustable rate mortgage.
PC     Participation Certificate.
PAC    Planned Amortization Class.
TAC    Targeted Amortization Class.
 + Inverse floater: interest rate moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index), typically at a multiple of the changes of the relevant index rate.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $4,904,005 U.S. Treasury Note 5.875% due at 11/30/01 valued at $4,951,002.
(c) The aggregate cost for federal income tax purposes approximate identified cost. The aggregate gross unrealized appreciation is $218,610 and the aggregate gross unrealized depreciation is $4,570,148, resulting in net unrealized depreciation of $4,351,538.


                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000 (unaudited)



ASSETS:
Investments in securities, at value
  (identified cost $442,570,415)...........................   $438,218,877
Receivable for:
   Interest ...............................................      2,871,457
   Investment sold ........................................        165,831
Prepaid expenses ..........................................         34,739
                                                              ------------
   TOTAL ASSETS ...........................................    441,290,904
                                                              ------------
LIABILITIES:
Payable for:
   Management fees ........................................        151,790
   Investment advisory fee ................................        101,194
Accrued expenses ..........................................         87,101
Contingencies (Note 8) ....................................              -
                                                              ------------
   TOTAL LIABILITIES ......................................        340,085
                                                              ------------
NET ASSETS ................................................   $440,950,819
                                                              ============
COMPOSITION OF NET ASSETS:
Paid-in-capital ...........................................   $436,886,810
Net unrealized depreciation ...............................     (4,351,538)
Accumulated undistributed net investment income ...........     19,644,257
Accumulated net realized loss .............................    (11,228,710)
                                                              ------------
   NET ASSETS .............................................   $440,950,819
                                                              ============
NET ASSET VALUE PER SHARE,
  44,820,928 shares outstanding
  (unlimited shares authorized of $.01 par value) .........          $9.84
                                                                     =====



                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the six months ended March 31, 2000 (unaudited)



NET INVESTMENT INCOME:
INTEREST INCOME ...............................   $14,165,160
                                                  -----------
EXPENSES
Management fee ................................       792,468
Investment advisory fee .......................       528,312
Transfer agent fees and expenses ..............        69,991
Professional fees .............................        63,036
Shareholder reports and notices ...............        22,131
Insurance expenses ............................        20,413
Registration fees .............................        19,952
Custodian fees ................................         6,397
Trustees' fees and expenses ...................         4,938
Other .........................................           380
                                                  -----------
   TOTAL EXPENSES .............................     1,528,018
                                                  -----------
   NET INVESTMENT INCOME ......................    12,637,142
                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss .............................    (3,337,716)
Net change in unrealized depreciation .........     1,434,968
                                                  -----------
   NET LOSS ...................................    (1,902,748)
                                                  -----------
NET INCREASE ..................................   $10,734,394
                                                  ===========



                       See Notes to Financial Statements

TCW/DW TERM TRUST 2000
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS




                                                                  FOR THE SIX         FOR THE YEAR
                                                                 MONTHS ENDED            ENDED
                                                                MARCH 31, 2000     SEPTEMBER 30, 1999
-----------------------------------------------------------------------------------------------------
                                                                  (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ......................................    $ 12,637,142         $  26,607,168
Net realized loss ..........................................      (3,337,716)           (4,450,184)
Net change in unrealized appreciation/depreciation .........       1,434,968           (11,591,837)
                                                                ------------         -------------
   NET INCREASE ............................................      10,734,394            10,565,147
Dividends from net investment income .......................      (9,749,846)          (24,352,768)
Decrease from transactions in shares of beneficial interest         (222,970)          (11,867,961)
                                                                ------------         -------------
   NET INCREASE (DECREASE) .................................         761,578           (25,655,582)
NET ASSETS:
Beginning of period ........................................     440,189,241           465,844,823
                                                                ------------         -------------
   END OF PERIOD
   (Including undistributed net investment income of
   $19,644,257 and $16,756,961, respectively) ..............    $440,950,819         $ 440,189,241
                                                                ============         =============

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS March 31, 2000 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Term Trust 2000 (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income and return $10 per share to shareholders on the termination date. The Trust seeks to achieve its objective by investing in high quality fixed-income securities. The Trust was organized as a Massachusetts business trust June 16, 1993 and commenced operations on November 30, 1993. The Trust will distribute substantially all of its net assets on or about December 31, 2000 and will then terminate.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by TCW Investment Management Company (the "Adviser") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees;
(3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS March 31, 2000 (unaudited) continued

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. MANAGEMENT/INVESTMENT ADVISORY AGREEMENTS

Pursuant to a Management Agreement, the Trust pays Morgan Stanley Dean Witter Services Company Inc. ("the Manager") a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.36% to the Trust's weekly net assets.

Pursuant to an Investment Advisory Agreement, the Trust pays the Adviser an advisory fee, accrued weekly and payable monthly, by applying the annual rate of 0.24% to the Trust's weekly net assets.


3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended March 31, 2000 were as follows:



                                                                              SALES/
                                                              PURCHASES     PREPAYMENTS
                                                            ------------- --------------
U.S. Government Agencies .................................. $8,032,760    $180,173,246
Private Issue Collateralized Mortgage Obligations .........  1,036,992       7,885,900
Asset-Backed Securities ................................... 25,912,776       2,147,590

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Manager, is the Trust's transfer agent. At March 31, 2000, the Trust had transfer agent fees and expenses payable of approximately $1,000.

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS March 31, 2000 (unaudited) continued

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                                                                                          CAPITAL
                                                                                                          PAID IN
                                                                                           PAR VALUE     EXCESS OF
                                                                               SHARES      OF SHARES     PAR VALUE
                                                                          --------------- ----------- ---------------
Balance, September 30, 1998 .............................................    46,077,428    $ 460,774   $ 448,516,967
Treasury shares purchased and retired (weighted average discount 2.85%)*     (1,232,900)     (12,329)    (11,855,632)
                                                                             ----------    ---------   -------------
Balance, September 30, 1999 .............................................    44,844,528      448,445     436,661,335
Treasury shares purchased and retired (weighted average discount 3.05%)*        (23,600)        (236)       (222,734)
                                                                             ----------    ---------   -------------
Balance, March 31, 2000 .................................................    44,820,928    $ 448,209   $ 436,438,601
                                                                             ==========    =========   =============

---------------
*      The Trustees have voted to retire the shares purchased.


5. FEDERAL INCOME TAX STATUS


At September 30, 1999, the Trust had a net capital loss carryover of approximately $3,441,000 which will be available to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $4,450,000 during fiscal 1999.


6. REVERSE REPURCHASE AND DOLLAR ROLL AGREEMENTS

Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Trust's use of proceeds may be restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Trust's obligation to repurchase the securities.

At March 31, 2000, there were no outstanding reverse repurchase or dollar roll agreements.


7. DIVIDENDS

The Trust declared the following dividends from net investment income:



   DECLARATION       AMOUNT PER         RECORD           PAYABLE
       DATE             SHARE            DATE              DATE
-----------------   ------------   ---------------   ---------------
 March 28, 2000         $0.02       April 7, 2000     April 20, 2000
 April 25, 2000         $0.02        May 5, 2000       May 19, 2000

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS March 31, 2000 (unaudited) continued

8. LITIGATION

Four purported class actions lawsuits have been filed in the Superior Court for the State of California, County of Orange, against some of the Trust's Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Adviser, the Manager and other defendants - but not against the Trust - by certain shareholders of the Trust and other trusts for which the defendants act in similar capacities. These plaintiffs generally allege violations of state statutory and common law in connection with the marketing of the Trust to customers of one of the underwriters. Damages, including punitive damages, are sought in an unspecified amount. On or about October 20, 1995, the plaintiffs filed an amended complaint consolidating these four actions. The defendants thereafter filed answers and affirmative defenses to the consolidated amended complaint. The defendants' answers deny all of the material allegations of the plaintiff's complaint. In 1996, the plaintiffs voluntarily dismissed, without prejudice, their claims against two defendants who were independent Trustees of the Trust. In March 1997, all of the remaining defendants in the litigation filed motions for judgment on the pleadings, seeking dismissal of all of the claims against them. The defendant's motions were fully briefed by all parties and were the subject of a hearing before the Court on April 18, 1997. In July 1997, the Court denied the motion for judgment on the pleadings. In August, 1997, plaintiffs filed a motion for class certification. In their motion, the plaintiffs requested certification of a "nationwide" class of Term Trust purchasers. On June 1, 1998, the Court granted in part and denied in part the plaintiff's motion for class certification. The Court ruled that plaintiff's motion was "granted as to [a California] statewide class," but was "denied as to a nationwide class." On October 13, 1998, three separate class actions alleging similar claims on behalf of the residents of the states of Florida, New Jersey and New York were filed in the state courts of those states. The defendants removed the Florida action to federal court and the plaintiff's motion to remand the action to state court was denied. Motions to dismiss were filed by defendants in the Florida action on August 30, 1999, in the New Jersey action on July 26, 1999 and in the New York action September 10, 1999. The New Jersey action was dismissed by the court with prejudice and no appeal was filed. The motion to dismiss the Florida action was denied on January 27, 2000. The New York action was dismissed by the Supreme Court of the State of New York with costs on April 25, 2000. Certain of the defendants in these suits have asserted their right to indemnification from the Trust. The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Trust's financial statements for the effect, if any, of such matters.

TCW/DW TERM TRUST 2000
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:




                                                 FOR THE SIX                       FOR THE YEAR ENDED SEPTEMBER 30,
                                                 MONTHS ENDED    -------------------------------------------------------------------
                                               MARCH 31, 2000*        1999          1998          1997          1996         1995
                                             ------------------- ------------- ------------- ------------- ------------- -----------
                                                 (unaudited)
SELECTED PER SHARE DATA:
Net asset value, beginning of period .......        $ 9.82         $ 10.11       $  9.52       $  8.81       $  8.71       $  7.48
                                                    ------         -------       -------       -------       -------       -------
Income (loss) from investment operations:
 Net investment income .....................          0.28            0.60          0.59          0.60          0.59          0.56
 Net realized and unrealized gain (loss) ...         (0.04)          (0.36)         0.53          0.66         (0.09)         1.14
                                                    ------         -------       -------       -------       -------       -------
Total income from investment operations ....          0.24            0.24          1.12          1.26          0.50          1.70
                                                    ------         -------       -------       -------       -------       -------
Less dividends from net investment income ..         (0.22)          (0.54)        (0.56)        (0.59)        (0.46)        (0.49)
                                                    ------         -------       -------       -------       -------       -------
Anti-dilutive effect of acquiring treasury
 shares ....................................             -            0.01          0.03          0.04          0.06          0.02
                                                    ------         -------       -------       -------       -------       -------
Net asset value, end of period .............        $ 9.84         $  9.82       $ 10.11       $  9.52       $  8.81       $  8.71
                                                    ======         =======       =======       =======       =======       =======
Market value, end of period ................        $9.563         $ 9.375       $ 9.688       $ 8.875       $ 7.875       $  7.50
                                                    ======         =======       =======       =======       =======       =======

TOTAL RETURN+ ..............................          4.33%(1)        2.32%        15.92%        20.80%        11.29%         1.87%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses .........................          0.69%(2)        0.71%         0.73%         0.71%         0.73%         0.76%
Interest expense ...........................             -            0.27%         1.31%         1.69%         1.66%         2.49%
Total expenses .............................          0.69%(2)        0.98%         2.04%         2.40%         2.39%         3.25%
Net investment income ......................          5.74%(2)        5.95%         5.84%         6.33%         6.46%         7.12%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ....      $440,951         $440,189      $465,845     $466,424      $459,223      $480,956
Portfolio turnover rate ....................            10%(1)           32%            5%          13%           31%          -  ++




-------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's reinvestment plan. Total return does not reflect brokerage commissions.
++  Less than 0.5%.
(1) Not annualized.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been left blank intentionally.)

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and
General Counsel

Philip A. Barach
Vice President

Jeffrey E. Gundlach
Vice President

Frederick H. Horton
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER
Morgan Stanley Dean Witter Services Company Inc.
Two World Trade Center
New York, NY 10048

ADVISER
TCW Investment Management Company
865 South Figueroa Street, Suite 1800
Los Angeles, CA 90017

The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.




TCW/DW

   TERM TRUST
   2000



[GRAPHIC OMITTED]



SEMIANNUAL REPORT
MARCH 31, 2000